EXHIBIT 99.1

AGREEMENT

This Agreement is made as of this 30th day of October, 2009, and effective on October 31, 2009, by and among NEXT, INC., a Delaware corporation (the “Borrower”), and DANNY F. COOKE and ROBERT BUDD (collectively, the “Guarantors”) on the one hand, and NATIONAL CITY BANK, a banking association organized under the laws of the United States (the “Bank”), on the other hand.

R E C I T A L S:

Each party to this Agreement agrees that the following facts presently exist:

1.

The Borrower is a corporation, incorporated and existing under the laws of the State of Delaware.

2.

The Guarantors are each individuals over the age of eighteen (18) years.  Danny F. Cooke is a resident of Hamilton County, Tennessee.  Robert Budd is a resident of Forsyth County, Georgia.

3.

The Borrower is indebted to the Bank under a Replacement Promissory Note (Line of Credit) dated November 21, 2007, in the original principal amount of Seven Million Five Hundred Thousand and no/100 Dollars ($7,500,000.00), as modified and restructured from time to time (“Note I”).  Payment of the indebtedness under Note I and the Loan Documents (defined below) was due in full on January 31, 2009.  Prior thereto, the Parties entered into an agreement, which was subsequently amended and/or extended (collectively the “Prior Agreements”), wherein the Bank agreed not to exercise its rights and remedies available pursuant to Note I and the Loan Documents under the conditions set forth therein.

4.

As of October 21, 2009, the outstanding principal balance on Note I was Two Million Six Hundred Fifty-Two Thousand Seventy-Nine and 64/100 Dollars ($2,652,079.64), excluding accrued and unpaid interest and the Bank’s attorneys’ fees and out of pocket expenses.  Interest on Note I continues to accrue based upon the interest rate presently in effect as set forth in the Prior Agreements.   The principal balance, accrued and unpaid interest, the Bank’s attorneys’ fees and out of pocket expenses, and any other obligations due from the Borrower to the Bank are referred to as the “Indebtedness.”

5.

Repayment of the Indebtedness is secured by, without limitation unless herein provided, the following:

(a)

A first position perfected security interest in the Borrower’s inventory, accounts, equipment, instruments, chattel paper and general intangibles which may be now owned or hereafter acquired, wherever located, and all proceeds thereof in whatever form they may take (the “Personal Property Collateral”), as more specifically described in an Amended and Restated Security Agreement dated April 15, 2004 (the “Security Agreement”), subject to a Release of Certain Accounts Receivable entered into by the Bank on June 30, 2009;

(b)

The unconditional, limited guaranty of Cooke as more specifically described in two (2) Commercial Guaranties, one of which is dated October 20, 2004 and the other is dated January 31, 2007 (collectively the “Cooke Guaranties”);

(c)

The unconditional, limited guaranty of Budd as more specifically described in a Commercial Guaranty dated January 31, 2007 (the “Budd Guaranty”);

(d)

The unconditional, limited guaranty of Charles L. Thompson as more specifically described in an Unconditional Limited Commercial Guaranty dated October 31, 2006 (the “Thompson Guaranty”);

(e)

An Amended and Restated Real Estate Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing dated April 19, 2004 (the “Mortgage”), executed by Blue Sky Graphics, Inc., which encumbers real estate located at 1295 Vernon Street, Wabash, Indiana 46992 (the “Real Estate”).  The Mortgage was recorded in the Office of the Wabash County, Indiana Recorder on April 19, 2004, as Document No. 2004R378624; and

(f)

A Deposit Account Control Agreement, a Lock Box Agreement and Lock Box and Blocked Account Agreement all dated April 15, 2004 between the Borrower, First Federal Savings Bank of Wabash and the Bank (hereinafter collectively referred to as the “Lock Box Agreements”).

The Documents described in this paragraph are sometimes collectively referred to as the “Loan Documents.”  Other documents or agreements that describe, secure or guarantee repayment of the Indebtedness, may exist but are not specifically restated in this Agreement.  The Bank does not waive any rights or remedies provided for in those document and Borrower and Guarantors affirm their inclusion as Loan Documents and their enforceability.

6.

The Indebtedness is due and payable on October 30, 2009.  Additionally, some or all of the Borrower’s covenants as described in Note I, the Loan Documents, the Prior Agreements and any other agreement entered into by the Parties may be in default.  The Borrower and Guarantors have requested that the Bank not exercise its rights and remedies under Note I, the Loan Documents, the Prior Agreements and any other agreement entered into by the Parties.  The Borrower and Guarantors have further requested that the Bank not take any affirmative action to collect the Indebtedness.  The Bank has agreed to the Borrower’s and Guarantors’ requests, subject to the following terms, conditions and requirements set forth herein.

NOW, THEREFORE, in consideration of the premises, the Bank, Borrower and each of the Guarantors agree as follows:

1.

Recitals.  The Parties do hereby agree that the Recital Paragraphs set forth above are true, accurate and correct and that such Recital Paragraphs are incorporated into this Agreement by reference.

2.

Acknowledgment Regarding Indebtedness and Loan Documents.  The Borrower and Guarantors acknowledge that the Indebtedness is due and owing without set-off, defense, or counterclaim and that Note I and the Loan Documents are duly executed and shall be valid, binding, and fully enforceable according to their terms.  It is hereby acknowledged by Borrower and Guarantors that the Bank’s execution of this Agreement, its performance thereunder and its failure, for whatever reason, to enforce any right or remedy available to it under Note I, the Loan Documents, the Prior Agreements, this Agreement or any other agreement shall not be deemed a cure of Borrower’s and/or Guarantors’ defaults under Note I and the Loan Documents, or a waiver or release by the Bank of its rights and remedies under Note I, the Loan Documents, the Prior Agreements, this Agreement or any other agreement.  Borrower and Guarantors further acknowledge that the Bank shall have the right to pursue any and all remedies available to it under Note I, the Loan Documents, the Prior Agreements, this Agreement or any other agreement should Borrower or the Guarantors breach the terms and conditions of this Agreement and/or fail to cure said default.

3.

Agreement by All Parties.  The Parties agree that so long as the Borrower and Guarantors comply with all of the Conditions (as such term is defined in paragraph 4 below), the Bank will not exercise its rights and remedies under Note I and the Loan Documents, or any document amending the same, and it will not take any affirmative action until the earlier of the occurrence of a Termination Event (as defined in paragraph 6 below) or November 30, 2010 (the “Termination Date”). (The period commencing with the date of this Agreement through a Termination Event or the Termination Date shall be hereinafter referred to as the “Term.”).

4.

Conditions of the Agreement.  The Borrower and Guarantors agree to perform the following conditions under the terms of this Agreement (each a “Condition”):

(a)

Borrower and Guarantors agree that the principal sum available to the Borrower under the terms of the Note I shall not exceed Three Million and 00/100 Dollars ($3,000,000.00), subject to the provisions of (a)(i) through (a)(xi) below, and, if necessary, Borrower shall make immediate payments to Bank to reduce the principal balance of Note I accordingly.  Further, the Borrower and Guarantors acknowledge and agree to the reduction of the principal sum available under the terms of Note I, as follows:

i)

Two Million Nine Hundred Fifty Thousand and 00/100 Dollars ($2,950,000.00) by January 1, 2010;

ii)

Two Million Nine Hundred Twenty-Five Thousand and 00/100 Dollars ($2,925,000.00) by February 1, 2010;

iii)

Two Million Nine Hundred Thousand and 00/100 Dollars ($2,900,000.00) by March 1, 2010;

iv)

Two Million Eight Hundred Twenty-Five Thousand and 00/100 Dollars ($2,825,000.00) by April 1, 2010;

v)

Two Million Seven Hundred Fifty Thousand and 00/100 Dollars ($2,750,000.00) by May 1, 2010;

vi)

Two Million Six Hundred Fifty Thousand and 00/100 Dollars ($2,650,000.00) by June 1, 2010;

vii)

Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) by July 1, 2010;

viii)

Two Million Three Hundred Thousand and 00/100 Dollars ($2,300,000.00) by August 1, 2010;

ix)

Two Million and 00/100 Dollars ($2,000,000.00) by September 1, 2010;

x)

One Million Six Hundred Fifty Thousand and 00/100 Dollars ($1,650,000.00) by October 1, 2010; and

xi)

One Million Two Hundred Fifty Thousand and 00/100 Dollars ($1,250,000.00) by November 1, 2010.

To comply with this schedule to reduce the principal sum available under Note I, Borrower agrees to make immediate payments to the Bank to reduce the outstanding principal balance, when necessary.

(b)

The interest rate for Note I shall be modified as follows:

i)

Commencing October 31, 2009, interest on the daily unpaid principal balance of Note I shall accrue at a fluctuating rate which is 6.00% per annum above the Prime Rate.

ii)

Commencing March 1, 2010, interest on the daily unpaid principal balance of Note I shall accrue at a fluctuating rate which is 8.00% per annum above the Prime Rate.

iii)

Commencing October 1, 2010, interest on the daily unpaid principal balance of Note I shall accrue at a fluctuating rate which is 10.00% per annum above the Prime Rate.

iv)

If the principal balance is not paid in full by November 30, 2010, any unpaid principal shall thereafter accrue interest at a fluctuating rate of 12% per annum above the Prime Rate.

(c)

Borrower agrees to pay the following fees to the Bank:

i)

The sum of Ten Thousand and 00/100 Dollars ($10,000.00) on March 1, 2010;

ii)

The sum of Fifteen Thousand and 00/100 Dollars ($15,000.00) on June 1, 2010;

iii)

The sum of Twenty Thousand and 00/100 Dollars ($20,000.00) on October 1, 2010;

iv)

The sum of Twenty-Five Thousand Dollars ($25,000.00) on November 30, 2010, provided that this payment shall be waived if the principal sum under Note I is paid on or before November 30, 2010.

If, at the time a fee(s) becomes due as set forth in (c)(i) through (c)(iv) above, the principal balance owed under Note I has been reduced to $0.00 and the commitment to loan by the Bank is $0.00, then the Borrower shall not be required to pay such fee(s).  All of the aforementioned fees are due and payable by Borrower to Bank without any notice or demand by Bank.  Such fees are not penalties and the payment thereof shall not be applied towards the Indebtedness.

(d)

Borrower shall pay all of Bank’s out of pocket costs, including its reasonable attorneys’ fees and expenses, upon billing or submission of costs to Borrower by Bank.

(e)

The following terms, as they appear in any of the Loan Documents shall be amended:

i)

“Eligible Receivables” shall exclude any receivables owed by Kohl’s Corporation, or any of its subsidiaries, affiliates or assigns, for any and all purposes; and

ii)

 “Borrowing Base” shall be calculated with the maximum amount of the Inventory Available limited to Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) commencing October 31, 2009 until the close of the business day on January 31, 2010 and, thereafter, limited to eighty percent (80%) of the principal sum available under the terms of Note I and this Agreement until the earlier of the occurrence of a Termination Event (as defined in paragraph 6 below) or November 30, 2010.

(f)

If, during the Term of this Agreement, a survey or title search of the Real Estate is completed by the Borrower or Guarantors, the Borrower or Guarantors agree to deliver a copy thereof to the Bank.

(g)

The Guarantors shall provide the Bank with updated, personal financial statements at any time throughout the Term of this Agreement upon the Bank’s request, containing such other financial information as the Bank may request from time to time, certified by the Guarantors as truly and accurately reflecting their financial condition.

(h)

The Borrower and Guarantors shall provide the Bank with such other financial information as the Bank may reasonably request from time to time throughout the Term of this Agreement.

(i)

The Borrower and Guarantors shall pay the entire outstanding balance of the Indebtedness, in full, on or before the Termination Date.

1.

Release.  In consideration of the execution of this Agreement, the Borrower and Guarantors do hereby, on behalf of themselves, their agents, insurers, heirs, successors and assigns, release, acquit and forever discharge the Bank (and any and all of its parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns, together with all of their present and former directors, officers, agents, employees and attorneys) from any and all claims, demands or causes of action of any kind, nature or description whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower and Guarantors have had, have or have made claim to have against any such part for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

2.

Termination Events.  The following shall constitute termination events under this Agreement (each a “Termination Event”):

(a)

Except for the Borrower’s and Guarantors’ failures to pay the full outstanding balances due on Note I, any event of default as defined in Note I and Loan Documents, except as modified under the terms of this Agreement;

(b)

A breach or violation of any term, condition, covenant or agreement of the Borrower and/or Guarantors set forth herein including, but not limited to, failure to perform any Condition;

(c)

Default by the Borrower and/or Guarantors relating to any other indebtedness for borrowed money for which the holder of such indebtedness declares the same due prior to the date fixed for its payment under the terms thereof;

(d)

The Borrower and/or Guarantors become insolvent or make an assignment for the benefit of creditors;

(e)

Death of the Guarantors;

(f)

Bankruptcy, reorganization or liquidation proceedings are instituted against the Borrower and/or Guarantors and, if instituted, are consented to or remain undismissed for thirty (30) days;

(g)

Any execution, levy, garnishment, summons, or attachment order against the Borrower or Guarantors is served upon the Bank;

(h)

The Borrower and/or Guarantors do not engage the services of a strategic consultant satisfactory to the Bank by November 15, 2009; or

(i)

Any material adverse change in the Borrower’s and/or Guarantors’ financial condition or ability to repay the Indebtedness occurs after the date this Agreement is executed.

1.

Remedies.  Upon the occurrence of any Termination Event or at any time thereafter, the Bank or the holder of Note I may declare the Indebtedness to be due and payable, and the Indebtedness shall be immediately due and payable and the Bank shall be entitled to immediately exercise all of its rights and remedies available to it under the Note, Loan Documents, the Prior Agreements, this Agreement and any and all other documents and agreements between the Parties.  Furthermore, subject to the rights of any other creditor, Borrower and Guarantors agree that Bank may take possession of the Real Estate and the Personal Property Collateral described in the Amended and Restated Security Agreement, and consent to the appointment of a receiver to collect any rents, issues, income or profits or to take any commercially reasonable actions necessary to liquidate the Real Estate and the Personal Property Collateral and to apply the proceeds of any disposition to the payment of the Indebtedness secured hereby during any period of foreclosure and/or redemption.  Borrower and Guarantors will indemnify and hold harmless the Bank, its shareholders, directors, officers, employees, agents, and independent contractors, and their respective successors and assigns, from and against any and all liabilities and any and all fees, costs, and expenses arising out of or in connection with any termination or failure to perform or to observe any agreement contained in this Agreement.

2.

Miscellaneous.  This Agreement and the documents referred to herein or executed and delivered pursuant hereto, constitute the entire agreement between the parties and may be amended only by a writing signed on behalf of each party.  There are no promises, inducements or terms and conditions other than as specifically set forth herein.  The substantive laws of the State of Indiana shall govern the construction of this Agreement and the rights and remedies of the parties hereto.

3.

Advice of Counsel.  The Borrower and Guarantors acknowledge that they have reviewed this Agreement in its entirety, have consulted such legal, tax or other advisors as they deem appropriate, and understand and agree to each of the provisions of this Agreement, and further acknowledge that they have entered into this Agreement voluntarily.

4.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first set forth above.

BORROWER:

NEXT, INC.

/s/ David O. Cole

David O. Cole, CFO

GUARANTORS:

/s/ Danny F. Cooke

Danny F. Cooke

/s/ Robert Budd

Robert Budd

BANK:

NATIONAL CITY BANK

/s/ Kenneth E. Lust

Kenneth E. Lust, Senior Vice President

STATE OF INDIANA

)

)SS:

COUNTY OF WABASH

)

Before me, the undersigned, a Notary Public in and for said County and State, this 29th day of October, 2009, personally appeared David O. Cole, CFO of Next, Inc., who acknowledged the execution of the above and foregoing for and on behalf of said corporation.

WITNESS my hand and Notarial Seal.

/s/ Colleen M. Lunn

My Commission Expires:

Colleen M. Lunn, Notary Public

February 19, 2017

Resident of Wabash County, Indiana.

STATE OF TENNESSEE

)

)SS:

COUNTY OF HAMILTON

)

Before me, the undersigned, a Notary Public in and for said County and State, this 29th day of October, 2009, personally appeared Danny F. Cooke, who acknowledged the execution of the above and foregoing.

WITNESS my hand and Notarial Seal.

/s/ Vicki S. West

My Commission Expires:

Vicki S. West, Notary Public

March 3, 2010

Resident of Hamilton County, Tennessee.

STATE OF INDIANA

)

)SS:

COUNTY OF WABASH

)

Before me, the undersigned, a Notary Public in and for said County and State, this 29th day of October, 2009, personally appeared Robert Budd, who acknowledged the execution of the above and foregoing.

WITNESS my hand and Notarial Seal.

/s/ Colleen M. Lunn

My Commission Expires:

Colleen M. Lunn, Notary Public

February 19, 2017

Resident of Wabash County, Indiana.